Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2384

Closed-End Strategy: Senior Loan and Limited Duration Portfolio 2024-4

Supplement to the Prospectus

Following a November 12, 2024, announcement of the planned termination and liquidation of the BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (ticker “DCF”), trading of DCF’s shares was suspended prior to the market’s open on November 21, 2024. The liquidation of DCF is expected to be completed on or about November 25, 2024. In accordance with the Standard Terms and Conditions of Trust governing the Portfolio, the proceeds resulting from this liquidation will be distributed to unitholders on the next applicable Distribution Date designated in the Prospectus. Accordingly, all references in the Prospectus to DCF are removed.

Supplement Dated: November 21, 2024